UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 21, 2020

CLEAR CHANNEL OUTDOOR HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32663	88-0318078
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4830 North Loop 1604W, Suite 111
San Antonio, Texas 78249
(Address of principal executive offices)

Registrant’s telephone number, including area code: (210) 547-8800

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	“CCO”	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐  Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02	Results of Operations and Financial Condition

Clear Channel Outdoor Holdings, Inc. (the “Company”) expects cash and cash equivalents to be approximately $650 million as of June 30, 2020. This amount includes the proceeds from the sale of Clear Media Limited.

This expected cash balance, combined with the amendment to the Company’s credit agreement announced in June and the Company’s successful cost savings initiatives, support the Company’s efforts to manage through the current macroeconomic environment.

To the extent the information in Item 7.01 or Exhibit 99.1 relates to a completed fiscal period, such information is incorporated by reference into this Item 2.02.

Item 7.01	Regulation FD Disclosure.

On July 21, 2020, Clear Channel International B.V. (“Clear Channel International”), an indirect wholly-owned subsidiary of the Company, distributed a confidential preliminary offering circular dated July 21, 2020 (the “Offering Circular”) relating to the proposed offering (the “Proposed Offering”) of $350 million aggregate principal amount of Clear Channel International’s Senior Secured Notes due 2025 to be offered and sold only to qualified institutional buyers in an unregistered offering in reliance on Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and to certain non-U.S. persons in transactions outside the United States in reliance on Regulation S under the Securities Act.

The Company is furnishing herewith, and incorporating by reference herein, as Exhibit 99.1 attached hereto, the following sections of the Offering Circular:

•	Excerpts from “Offering Circular Summary”;

•	“Offering Circular Summary—Impact of the COVID-19 Pandemic”;

•	“Offering Circular Summary—Recent Developments”;

•	“Offering Circular Summary—Summary Historical Consolidated Financial Data”;

•	“Management’s Discussion and Analysis of Financial Condition and Results of Operations”;

•	“Unaudited Consolidated Financial Statements”; and

•	“Audited Consolidated Financial Statements.”

In accordance with General Instruction B.2 of Form 8-K, the information in Items 2.02 and 7.01 of this report, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information, including Exhibit 99.1, be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01.	Other Events.

On July 21, 2020, the Company issued a press release announcing the launch of the Proposed Offering. A copy of the press release is attached to this Current Report on Form 8-K as Exhibit 99.2 attached hereto and is incorporated by reference herein.

Cautionary Statement Concerning Forward-Looking Statements

Certain statements in this Current Report on Form 8-K constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause actual results to be materially different from any future results expressed or implied by such forward-looking statements. Any statements that refer to expectations or other characterizations of future events or circumstances, such as statements about the Company’s expected cash and cash equivalents, are forward-looking statements. These statements are not guarantees of future performance and are subject to certain risks, uncertainties and other factors, some of which are beyond our control and are difficult to predict. Risks and uncertainties include the factors set forth under “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019 and the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2020. You are cautioned not to place undue reliance on these forward-looking statements. The Company does not undertake any obligation to publicly update or revise any forward-looking statements because of new information, future events or otherwise.

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Sections of Clear Channel International B.V.’s confidential preliminary offering circular, dated July 21, 2020

99.2	Press Release issued by Clear Channel Outdoor Holdings, Inc. on July 21, 2020

104	Cover Page Interactive Data File (formatted as inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLEAR CHANNEL OUTDOOR HOLDINGS, INC.

Date: July 21, 2020	By:	/s/ Brian D. Coleman
Brian D. Coleman
Chief Financial Officer and Treasurer